Arbitral Award and Mining Data Sale Settlement Agreement: (Details Text) $ in Thousands	Sep. 30, 2019 USD ($)
Arbitral Award and Mining Data Sale Settlement Agreement: [Abstract]
Total award	$ 740,300
Settlement Agreement	1,032
Venezuela agreed to pay to satisfy award	792,000
Venezuela agreed to pay for mining data	240,000
Payments made pursuant to Settlement Agreement	254,000
Amount deposited to trust account	165,500
Government bonds received	88,500
Bonds sold for	74,300
Loss on sale of bonds	14,200
Amount due and unpaid including interest	$ 872,000
Amount of proceeds cvr holders entitled to	5.466%
CVR due	$ 300
Original bonus percentage of first two hundred million collected	1.00%
Original bonus percentage thereafter	5.00%
Modified bonus percentage of first two hundred million collected	1.28%
Modified bonus percentage thereafter	6.40%
Bonus due	$ 300